LONGLEAF PARTNERS FUNDS TRUSTSM

SUPPLEMENT DATED OCTOBER 20, 2003
TO PROSPECTUS DATED MAY 1, 2003,
AS SUPPLEMENTED
SEPTEMBER 15, 2003

Longleaf Partners International Fund

      The Board of Trustees of Longleaf Partners International Fund (the “International Fund”) and Southeastern Asset Management, Inc. (“Southeastern”) have agreed to a break point in Southeastern’s investment counsel fee from 1.5% on average daily net assets to 1.25% on average daily net assets above $2.5 billion. Accordingly, the “Stated Fee” for the International Fund set forth in the fee table on page 20 of the Prospectus shall be amended as follows:

      “International Fund: 1.50% on first $2.5 billion in average net assets; 1.25% on balance.”

      In addition, page 18 of the Statement of Additional Information regarding the Investment Counsel Fee for the International Fund shall be amended as follows:

      “The annual Investment Counsel fee for the International Fund is 1.5% of average daily net assets on the first $2.5 billion and 1.25% of average daily net assets above $2.5 billion.”

LONGLEAF PARTNERS FUNDSSM

Managed By
SOUTHEASTERN ASSET MANAGEMENT, INC.
6410 Poplar Avenue, Suite 900
Memphis, Tennessee 38119
(800) 445-9469